UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-KA

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2015

DIME COMMUNITY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27782	11-3297463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Havemeyer Street, Brooklyn, New York 11211
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:(718) 782-6200

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 2 on Form 8-K/A amends the Current Report on Form 8-K/A filed on July 29, 2015 ("Prior 8-K").  In the Prior 8-K, the graphical chart depicting loan origination volume contained within slide 15 did not properly upload, and has been corrected herein. There are no substantive changes to any material included in the Prior 8-K, and such material has not been updated for any subsequent events.

Item 7.01 Regulation FD Disclosure.

On July 28, 2015, management of Dime Community Bancshares, Inc. provided a financial presentation to investors. A copy of the presentation is attached as Exhibit 99.1.

Dime Community Bancshares, Inc. does not intend for this Item 7.01 or Exhibit 99.1 to be treated as "filed" for purposes of the Securities Exchange Act of 1934, as amended, or incorporated into its filings under the Securities Act of 1933, as amended.

Item 9.01.Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.Description
99.1	Financial presentation made to investors on July 28, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIME COMMUNITY BANCSHARES, INC.

/s/ MICHAEL PUCELLA
By: ___________________________________________
Michael Pucella
Executive Vice President and Chief Accounting Officer (Principal Financial Officer)

Dated: August 21, 2015